UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: November 11, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective November 11, 2005, Lee Bendekgey resigned his position as the Chief Financial Officer of Nuvelo, Inc. Mr. Bendekgey will continue in his positions as Nuvelo’s Senior Vice President and General Counsel.

Effective November 11, 2005, the board of directors of Nuvelo appointed Gary S. Titus as Nuvelo’s Acting Chief Financial Officer. In his capacity as Acting Chief Financial Officer, Mr. Titus will serve as both Nuvelo’s principal financial officer and principal accounting officer.

Prior to being named Acting Chief Financial Officer, Mr. Titus had served as Nuvelo’s Vice President Finance and Chief Accounting Officer since July 2004, and will continue to serve in those capacities in addition to serving as Acting Chief Financial Officer.

Mr. Titus, 46, joined Nuvelo in January 2003 as a senior director of finance, bringing 15 years of financial management experience to the company. In July 2004, he was promoted to vice president of finance and chief accounting officer, assuming additional responsibilities for the facilities and information technologies groups. Prior to Nuvelo, he served as a senior director of finance at emerging life science companies including Metabolex, Inc. from January 2002 to January 2003 and IntraBiotics Pharmaceuticals, Inc. from January 2000 to January 2002. In addition, he held a variety of financial management positions at Johnson & Johnson from August 1997 to January 2000. Mr. Titus is a CPA and has a bachelor’s degree in finance from the University of Florida and a bachelor’s degree in accounting from the University of South Florida. He is a participant in the U.C. Berkeley, Haas School of Business Global BioExecutive Program and is a member of the AICPA and The Association of Bioscience Financial Officers (ABFO).

On November 17, 2005, Nuvelo issued a press release announcing the appointment of Mr. Titus as Nuvelo’s Acting Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Announces Organization Changes to Support Anticipated Growth and Future Commercialization” dated November 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: November 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Announces Organization Changes to Support Anticipated Growth and Future Commercialization” dated November 17, 2005.